Segment reporting	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Segment reporting
5.	Segment reporting
Operating segments are determined based on the information reported and reviewed by the Board of Directors, which is responsible for allocating resources and assessing the performance of the business and to make PagSeguro Group’s strategic decisions.
Considering that all decisions are based on consolidated reports, and that all decisions related to strategic and financial planning, purchases, investments and the allocation of funds are made on a consolidated basis, the PagSeguro Group operate in a single segment, which is rendering transaction processing services.
PagSeguro Group has revenue arising from Brazilian domestic customers and customers located abroad. The main revenue is related to sales from the Brazilian domestic market. The international market represents 1%, 1% and 2% for the years 2019, 2018 and 2017, respectively.